Cash and Cash Equivalents	6 Months Ended
Jun. 30, 2026
Cash and Cash Equivalents [Abstract]
CASH AND CASH EQUIVALENTS
1.	CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of cash in bank with no restrictions, as well as highly liquid investments which are unrestricted as to withdrawal or use, and which have original maturities of three months or less when initially purchased.

RESTRICTED CASH

Restricted cash represents the cash deposited by the traders (“buyers and sellers”) into a specific bank account under Metaverse   HK (“the broker’s account”) in order to facilitate the trading shares of the artwork. The buyers are required to have their funds transferred to the broker’s account before the trading take place. Upon the delivery of the shares, the seller will send instructions to the bank, requesting the amount to be transferred to their personal account. After deducting the commission as per Metaverse HK, the bank will transfer the remainder to the seller’s personal account. Except for instructing the bank to deduct the commission fee, the Company has no right to use any funds in the broker’s account except for instructing the bank to deduct the commission and management fee. The restricted cash is denominated in USD and the client advance payment balance deposited in Djibouti.

The ending balance of restricted cash totaling $4,242,314 and $4,386,659 as of June 30, 2026 and December 31, 2025, respectively.